UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 12, 2006


                                  Bionovo, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       000-50073                                          87-0576481
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(Commission File Number)                       (IRS Employer Identification No.)


     5858 Horton Street, Suite 375
        Emeryville, California                              94608
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (510) 601-2000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

(d) On April 12, 2006, we announced the election of Brooks Corbin to our Board of Directors, effective as of April 12, 2006. The Board of Directors expects to name Mr. Corbin to its Audit Committee.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.    Description
-----------    -----------

99.1           Press Release of Bionovo, Inc. issued on April 12, 2006



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             BIONOVO, INC.


Date: April 13, 2006                         By: /s/ James P. Stapleton
                                                 -----------------------
                                                 James P. Stapleton
                                                 Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release of Bionovo, Inc. issued on April 12, 2006


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